UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 25, 2022

FIRST FINANCIAL BANKSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Texas	0-7674	75-0944023
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Pine Street, Abilene, Texas 79601

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02:	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFFICERS; COMEPENSATORY ARRANGEMENTS OF OFFICERS.

Retirement of Tucker S. Bridwell from the Board of Directors

On January 25, 2022, Tucker S. Bridwell, who has served as a director of First Financial Bankshares, Inc. (the “Company”) since 2007, notified the Board of Directors (the “Board”) of the Company of his planned retirement as a director of the Company effective as of the 2022 Annual Meeting of Shareholders on April 26, 2022. Mr. Bridwell’s retirement was not due to any disagreement with the Company relating to matters concerning the Company’s operations, policies, or practices. Upon Mr. Bridwell’s retirement, Murray H. Edwards, who has served as director since 2006, will become the lead independent director.

Appointment of Eli Jones to the Board of Directors

On January 25, 2022, the Board appointed Eli Jones, Ph.D.to the Board of the Company and was also appointed to the Board of First Financial Bank, N.A., a wholly owned subsidiary of the Company.

Mr. Jones currently serves as professor of Marketing and the Peggy Mays Scholar Chair of Business at Texas A&M University in College Station, Texas and served as Dean of the Mays Business School at Texas A&M University from July 1, 2015 to May 31, 2021. Since 2016, Mr. Jones has served on the board of trustees of the Invesco family of funds. Mr. Jones has also served on the Board of Directors for Insperity, Inc. (NYSE: NSP) since 2020, and he previously served as a director of Insperity, Inc. from 2004 through June 2016. In addition, Mr. Jones previously served as a director of ARVEST Bank headquartered in Fayetteville, Arkansas from 2012 to 2015. Mr. Jones received his Bachelor of Science in Journalism in 1982, Master of Business Administration in 1986, and Ph.D. in Business Administration | Marketing in 1997, all from Texas A&M University.

It is expected that Mr. Jones will serve on the Compensation Committee of the Board of Directors.

Mr. Jones will be compensated for his service on the Board pursuant to the existing non-employee director compensation programs. These compensation programs are described in detail in the Company’s proxy statement dated March 12, 2021 and filed with the U.S. Securities and Exchange Commission on such date. There are no arrangements or understandings between Mr. Jones and any other person pursuant to which Mr. Jones was appointed to the Board. There are no transactions in which Mr. Jones has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Retirement of Gary S. Gragg

As previously disclosed, effective January 31, 2022, Gary S. Gragg, Executive Vice President and Chief Lending Officer of the Company, retired. Upon his retirement. Mr. Gragg’s duties and responsibilities were assumed by T. Luke Longhofer. Executive Vice President and Chief Credit Officer, who has served in that role since 2018 and joined the Company in 2011. This transition was part of the Company’s management succession plan.

ITEM 7.01	REGULATION FD DISCLSOURE.

On January 25, 2022, the Company issued a press release announcing the appointment of Eli Jones to the Company’s Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following is an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release issued by First Financial Bankshares, Inc., dated January 25, 2022.

99.2	Press Release issued by First Financial Bankshares, Inc., dated January 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC.
(Registrant)

DATE: January 31, 2022	By:	/s/ F. Scott Dueser
F. SCOTT DUESER
Chairman of the Board,
President and Chief Executive Officer